MUNIYIELD
NEW YORK
INSURED
FUND, INC.









FUND LOGO









Annual Report

October 31, 1996



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield New York Insured Fund, Inc.



TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.950 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 6.13%, based on a month-end net asset value of $15.49 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.04%, based on a change in per share net asset value from $15.64 to $15.49, and assuming reinvestment of $0.950 per share income dividends and $0.065 per share capital gains distributions.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.19%, based on a change in per share net asset value from $15.04 to $15.49, and assuming reinvestment of $0.451 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had average yields of 3.60% for Series A and 3.29% for Series B.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October
31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended
October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the 12-month period ended October 31, 1996, our portfolio strategy focused on seeking to provide current return while being mindful of capital appreciation. In an effort to enhance the additional benefit of increased yield to Common Stock shareholders, we kept the Fund's Preferred Stock in the shortest possible maturity range. (See "The Benefits and Risks of Leveraging" on page 4 of this report to shareholders.) The Fund's performance was enhanced this year by early recognition that interest rates in the beginning of 1996 were likely to head higher. We maintained an above-average coupon structure, tempering the negative reaction of net asset value to the ensuing interest rate increases.

As the year progressed, we identified a fairly well-defined trading range in the municipal market. We effectively managed the purchases and sales of long-term revenue bonds in the Fund's holdings by exploiting the upper and lower boundaries of this trading range. We then concentrated larger percentages of the Fund's assets in securities rated at least AAA by one or more of the major rating agencies, in response to the lack of yield differentials between credit quality classes. We anticipate continuing this approach until the point where deteriorating economic releases lead to a change in an interest rate forecast that allows a more constructive trend for bond prices.

In Conclusion
We appreciate your ongoing interest in MuniYield New York Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager




November 27, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield New
York Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                             Shares            Shares Voted
                                                                            Voted For       Without Authority
1.To elect the Fund's Board of Directors:           James H. Bodurtha       11,540,964           264,297
                                                    Herbert I. London       11,529,473           275,788
                                                    Robert R. Martin        11,533,389           271,872
                                                    Arthur Zeikel           11,545,104           260,157

                                                                  Shares            Shares Voted       Shares Voted
                                                                 Voted For            Against            Abstain

2.To ratify the selection of Deloitte & Touche LLP as the
  Fund's independent auditors for the current fiscal year.      11,446,001             79,803            279,457

During the six-month period ended October 31, 1996, MuniYield New
York Insured Fund, Inc. Preferred Stock shareholders (Series A and
B) voted on the following proposals. The proposals were approved at the annual shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:


                                                                             Shares            Shares Voted
                                                                            Voted For       Without Authority
1.To elect the Fund's Board of Directors:
  James H. Bodurtha, Herbert I. London,
  Robert R. Martin, Joseph L. May, Andre F. Perold
  and Arthur Zeikel as follows:                     Series A                 1,550                  8
                                                    Series B                 1,621                  24


                                                                  Shares            Shares Voted       Shares Voted
                                                                 Voted For            Against            Abstain

2.To ratify the selection of Deloitte & Touche LLP
  as the Fund's independent auditors for the
  current fiscal year as follows:                   Series A       1,511                 47                  0
                                                    Series B       1,645                 0                   0



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                Issue                                                   (Note 1a)

New York--98.5%
AAA      Aaa    $ 4,000   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System
                          Revenue Bonds, 5.75% due 1/01/2025 (d)                                                $  3,989

AAA      Aaa      1,000   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                          Refunding Bonds, Series B, 6.25% due 7/01/2017 (d)                                       1,050

                          Metropolitan Transportation Authority, New York, Transportation Facilities
                          Revenue Bonds:
AAA      Aaa      3,500     Refunding, Series K, 6.20% due 7/01/2004 (d)                                           3,797
AAA      Aaa      4,000     Series J, 6.375% due 7/01/2010 (c)                                                     4,294
AAA      Aaa     20,620     Series J, 6.50% due 7/01/2018 (c)                                                     22,376

                          Monroe County, New York, Public Improvement, GO (d):
AAA      Aaa      2,825     6.10% due 3/01/2010                                                                    2,958
AAA      Aaa      2,175     6.10% due 3/01/2011                                                                    2,273
AAA      Aaa      1,040     6.10% due 3/01/2012                                                                    1,085

A1+      NR*      2,300   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring
                          Harbor Laboratory Project), VRDN, 3.50% due 7/01/2019 (a)                                2,300

A1+      VMIG1++    297   New York City, New York, Cultural Resource Trust Revenue Bonds (Soloman R.
                          Guggenheim), VRDN, Series B, 3.40% due 12/01/2015 (a)                                      297

                          New York City, New York, GO, UT:
BBB+     Baa1     5,000     Refunding, Series B, 6.375% due 8/15/2012                                              5,091
AAA      Aaa      1,665     Series I, 7.25% due 8/15/2015 (b)                                                      1,808

A1+      NR*      1,200   New York City, New York, IDA, Civic Facilities Revenue Bonds (National
                          Audobon Society), VRDN, 3.40% due 12/01/2014 (a)                                         1,200

                          New York City, New York, Municipal Water Finance Authority, Water and
                          Sewer System Revenue Bonds:
A-       A        4,000     RIB, 7.564% due 6/15/2025 (h)                                                          4,076
AAA      Aaa      3,325     Refunding, Series A, 5.375% due 6/15/2026 (g)                                          3,185
AAA      Aaa      3,700     Series A, 7% due 6/15/2001 (c)(e)                                                      4,120
AAA      Aaa        700     Series A, 7% due 6/15/2015 (c)                                                           775
AAA      Aaa      2,000     Series A, 6.75% due 6/15/2016 (c)                                                      2,184
AAA      Aaa      1,590     Series A-1994, 7% due 6/15/2001 (c)(e)                                                 1,771
AAA      Aaa      2,480     Series A-1994, 7% due 6/15/2015 (b)                                                    2,746

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                Issue                                                   (Note 1a)

New York (continued)
                          New York State Dormitory Authority Revenue Bonds:
AAA      Aaa    $ 4,400     (City University System), Series C, 7.50% due 7/01/2010 (c)                         $  5,335
AAA      Aaa      7,070     (City University System), Series C, 7% due 7/01/2014 (c)                               7,758
AAA      Aaa      2,365     (City University System), Third Resolution-One, 6.25% due 7/01/2016 (b)                2,506
AAA      Aaa      4,000     (City University System), Third Resolution-One, 6.25% due 7/01/2020 (b)                4,207
A1+      VMIG1++    300     (Cornell University), VRDN, Series B, 3.40% due 7/01/2025 (a)                            300
AAA      Aaa      8,000     (Mental Health Services Facilities Improvement), Series B, 5.125%
                            due 8/15/2021 (d)                                                                      7,473
AAA      Aaa     12,975     (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (d)                   12,262
AAA      Aaa      3,000     (University of Rochester), 6.50% due 7/01/2009 (d)                                     3,101

AAA      Aaa     10,500   New York State Energy Research and Development Authority, Electric Facilities
                          Revenue Bonds (Consolidated Edison Company, Inc.), AMT, Series A, 6.75% due
                          1/15/2027 (d)                                                                           11,220

AAA      Aaa     10,250   New York State Energy Research and Development Authority, Gas Facilities Revenue
                          Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)              11,108

                          New York State Energy Research and Development Authority, PCR, AMT (d):
NR*      Aaa      4,135     (New York State Electric and Gas Corporation Project), Series A, 6.15%
                            due 7/01/2026                                                                          4,219
AAA      Aaa      3,600     Refunding (Rochester Gas and Electric Project), Series B, 6.50% due 5/15/2032          3,822

A1+      NR*      2,300   New York State Environmental Facilities Corporation, Resource Recovery Revenue
                          Bonds (OFS Equity Huntington Project), VRDN, AMT, 3.55% due 11/01/2014 (a)               2,300

                          New York State, HFA, Housing Mortgage Project Revenue Refunding Bonds,
                          Series A (g):
AAA      Aaa      2,750     6.10% due 11/01/2015                                                                   2,812
AAA      Aaa      1,250     6.125% due 11/01/2020                                                                  1,276

                          New York State Local Government Assistance Corporation, VRDN (a):
A1+      VMIG1++  2,200     Series F, 3.40% due 4/01/2025                                                          2,200
A1+      VMIG1++  1,500     Series G, 3.40% due 4/01/2025                                                          1,500

                          New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA      Aaa      2,790     (Health Center Project-Second Mortgage), Series A, 6.375% due 11/15/2019 (b)           2,954
AAA      Aaa      1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (g)                            1,977
AAA      Aaa      1,000     (Long-Term Health Care), Series D, 6.50% due 11/01/2015 (g)                            1,080
AAA      Aaa      8,335     (Mental Health Services Facilities), Series A, 6.375% due 8/15/2017 (c)                8,808
AAA      Aaa      7,250     (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (b)(f)                     8,003
AAA      Aaa     10,000     Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)             10,599
BBB      Baa      5,000     (Security Hospital), Series A, 7.40% due 8/15/2021                                     5,384

AAA      Aaa      5,000   New York State Power Authority, General Purpose and Revenue Refunding Bonds,
                          Series Z, 6.50% due 1/01/2019 (b)                                                        5,401

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                Issue                                                   (Note 1a)

New York (concluded)
                          New York State Thruway Authority, Highway and Bridge Trust Fund:
AAA      Aaa    $ 2,000     Series A, 6.25% due 4/01/2004 (d)                                                   $  2,187
AAA      Aaa      8,000     UT, Series B, 6.25% due 4/01/2012 (c)                                                  8,521
AAA      Aaa      3,000     UT, Series B, 6% due 4/01/2014 (c)                                                     3,087

                          New York State Urban Development Corporation Revenue Bonds:
AAA      Aaa     10,000     (Correctional Capital Facilities), Series 5, 5.50% due 1/01/2025 (d)                   9,720
AAA      Aaa      7,500     Refunding (Correctional Capital Facilities), Series A, 5% due 1/01/2017 (b)            6,934
AAA      Aaa      2,000     (Sports Facilities Assistance Program), 6.25% due 4/01/2006 (d)                        2,184

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1       5,000     69th Series, 7.125% due 6/01/2025                                                      5,429
AA-      A1       5,000     72nd Series, 7.35% due 10/01/2002 (e)                                                  5,743
AAA      Aaa      2,180     Refunding, AMT, UT, 97th Series, 6.50% due 7/15/2019 (c)                               2,344

AAA      Aaa      3,155   Suffolk County, New York, IDA, Revenue Refunding Bonds (Southwest Sewer System),
                          6% due 2/01/2007 (c)                                                                     3,419

AAA      Aaa      5,700   Syracuse, New York, COP (Syracuse Hancock International Airport), AMT, 6.50% due
                          1/01/2017 (c)                                                                            6,040

                          Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding
                          Bonds:
AAA      Aaa      4,500     Series A, 6.625% due 1/01/2017 (d)                                                     4,859
AAA      Aaa      1,000     Series B, 6.875% due 1/01/2015 (b)                                                     1,097
AAA      Aaa      6,440     Series B, 6.875% due 1/01/2015 (c)                                                     7,067

Total Investments (Cost--$250,505)--98.5%                                                                        267,611

Other Assets Less Liabilities--1.5%                                                                                4,000
                                                                                                                --------
Net Assets--100.0%                                                                                              $271,611
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)FHA Insured.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$250,504,589) (Note 1a)                         $267,610,763
                    Cash                                                                                          17,323
                    Receivables:
                      Interest                                                             $  4,508,645
                      Securities sold                                                             3,000        4,511,645
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       2,109
                    Prepaid expenses and other assets                                                             13,443
                                                                                                            ------------
                    Total assets                                                                             272,155,283
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                       333,239
                      Investment adviser (Note 2)                                               114,633          447,872
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        96,369
                                                                                                            ------------
                    Total liabilities                                                                            544,241
                                                                                                            ------------

Net Assets:         Net assets                                                                              $271,611,042
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $ 85,000,000
                      Common Stock, par value $.10 per share (12,046,743 shares issued
                      and outstanding)                                                     $  1,204,674
                    Paid-in capital in excess of par                                        168,007,202
                    Undistributed investment income--net                                      2,459,338
                    Accumulated realized capital losses on investments--net                    (587,973)
                    Accumulated distributions in excess of realized capital
                    gains--net (Note 1f)                                                     (1,578,373)
                    Unrealized appreciation on investments--net                              17,106,174
                                                                                           ------------
                    Total--Equivalent to $15.49 net asset value per share of Common
                    Stock (market price--$14.875)                                                            186,611,042
                                                                                                            ------------
                    Total capital                                                                           $271,611,042
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 15,782,047
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,355,294
                    Commission fees (Note 4)                                                    215,297
                    Professional fees                                                            79,206
                    Transfer agent fees                                                          61,562
                    Accounting services (Note 2)                                                 60,378
                    Listing fees                                                                 24,635
                    Printing and shareholder reports                                             23,844
                    Directors' fees and expenses                                                 22,997
                    Custodian fees                                                               21,856
                    Pricing fees                                                                  8,218
                    Amortization of organization expenses (Note 1e)                               6,328
                    Other                                                                        17,902
                                                                                           ------------
                    Total expenses                                                                             1,897,517
                                                                                                            ------------
                    Investment income--net                                                                    13,884,530
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (565,697)
Unrealized          Change in unrealized appreciation on investments--net                                        272,623
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 13,591,456
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1996              1995
Operations:         Investment income--net                                                 $ 13,884,530     $ 14,267,774
                    Realized loss on investments--net                                          (565,697)         (18,035)
                    Change in unrealized appreciation on investments--net                       272,623       19,066,265
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     13,591,456       33,316,004
                                                                                           ------------     ------------

Dividends and       Investment income--net:
Distributions to      Common Stock                                                          (10,991,979)     (11,029,938)
Shareholders          Preferred Stock                                                        (2,764,285)      (3,125,544)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (1,257,764)
                      Preferred Stock                                                                --         (218,850)
                    In excess of realized gains on investments--net:
                      Common Stock                                                           (1,232,695)              --
                      Preferred Stock                                                          (345,678)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,334,637)     (15,632,096)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,743,181)      17,683,908
                    Beginning of year                                                       273,354,223      255,670,315
                                                                                           ------------     ------------
                    End of year*                                                           $271,611,042     $273,354,223
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,459,338     $  2,331,072
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                             For the Period
The following per share data and ratios have been derived                                                        Feb. 28,
from information provided in the financial statements.                          For the Year Ended              1992++ to
                                                                                    October 31,                  Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.64   $  14.17  $  16.85  $  14.45   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.15       1.19      1.20      1.23        .75
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.03)      1.58     (2.67)     2.34        .36
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.12       2.77     (1.47)     3.57       1.11
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.91)      (.92)     (.97)     (.99)      (.55)
                      Realized gain on investments--net                     --       (.10)     (.05)       --         --
                      In excess of realized gain on
                      investments--net                                    (.10)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.01)     (1.02)    (1.02)     (.99)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.23)      (.26)     (.18)     (.18)      (.12)
                        Realized gain on investments--net                   --       (.02)     (.01)       --         --
                        In excess of realized gain on
                        investments--net                                  (.03)        --        --        --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.15)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.26)      (.28)     (.19)     (.18)      (.27)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.49   $  15.64  $  14.17  $  16.85   $  14.45
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.875   $ 14.375  $  12.25  $  16.50   $  14.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     10.79%     26.40%   (20.49%)   19.04%      2.05%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.04%     18.89%    (9.94%)   24.09%      5.76%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .70%       .71%      .70%      .69%       .54%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .70%       .71%      .70%      .69%       .71%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.11%      5.42%     5.28%     5.36%      5.56%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $186,611   $188,354  $170,670  $202,998   $171,587
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 85,000   $ 85,000  $ 85,000  $ 85,000   $ 85,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  80.59%     88.17%    41.26%     1.63%     18.10%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,195   $  3,216  $  3,008  $  3,388   $  3,019
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    819   $    935  $    673  $    638   $    442
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    807   $    904  $    593  $    651   $    426
Outstanding:++++++                                                    ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which
                    can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividens to Preferred
                    Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock were issued on
                    September 16, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-
                    for-one stock split that occured on December 1, 1994.
                 +++Aggregrate total investment return.

                    See Notes to Financial Information.


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $213,970,428 and $224,731,654, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $   706,202    $17,106,174
Short-term investments                   (805)            --
Financial futures contracts        (1,271,094)            --
                                  -----------    -----------
Total                             $  (565,697)   $17,106,174
                                  ===========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $17,106,174, of which $17,130,897 related to appreciated securities and $24,723 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $250,504,589.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 12,046,743. At October 31, 1996, total paid-in capital amounted to $169,211,876.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were:
Series A, 3.40% and Series B, 3.17%.

As of October 31, 1996, there were 3,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $128,690 as commissions.

5. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077587 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period February 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New
York Insured Fund, Inc. during its taxable year ended October 31,
1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:
                                                   Payable      Short-Term      Long-Term
                                                    Date      Capital Gains   Capital Gains
Common Stock Shareholders                         12/28/95      $ 0.037659       $ 0.064667

Preferred Stock Shareholders:      Series A       11/28/95      $44.50           $76.41

                                   Series B       11/28/95      $12.24           $21.02
                                                  12/05/95      $11.75           $20.15
                                                  12/12/95      $11.73           $20.17
                                                  12/19/95      $ 1.07           $ 1.84

Please retain this information for your records.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYN